UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2020

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices) (Zip code)

(281) 646-5200
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On December 10, 2020, Academy Sports and Outdoors, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended October 31, 2020. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02    Election of Director.

Appointment of Wendy A. Beck to Board of Directors

Effective December 8, 2020, the Board of Directors (the “Board”) of the Company increased the size of the Board by one director (to a total size of nine directors) and filled the vacancy created by such increase by appointing Wendy A. Beck, age 56, as a Class II director, effective December 8, 2020. Ms. Beck will hold office until the date of the Company’s 2022 Annual Meeting of Stockholders and until her successor shall be elected and qualified or until her earlier death, resignation, retirement, disqualification or removal. Ms. Beck will serve on the audit committee.

Ms. Beck previously served as the Executive Vice President and Chief Financial Officer of Norwegian Cruise Line Holdings Ltd. (“NCLH”) from September 2010 to March 2018, and served in a consulting role for NCLH from March 2018 to December 2019. Prior to NCLH, Ms. Beck served as Executive Vice President and Chief Financial Officer of Domino’s Pizza, Inc. from May 2008 to September 2010. Prior to that, she served as Senior Vice President, Chief Financial Officer and Treasurer of Whataburger Restaurants, LP from May 2004 through April 2008 and served as their Vice President and Chief Accounting Officer from August 2001 through April 2004. Ms. Beck was also employed at Checkers Drive-In Restaurants, Inc. from 1993 through July 2001, serving as Vice President, Chief Financial Officer and Treasurer from 2000 through July 2001. Ms. Beck has been on the Board of Directors and the Compensation Committee of Bloomin’ Brands, Inc. since February 2018 and on the Board of Directors and has chaired the Audit Committee of At Home Group Inc. since September 2014. Ms. Beck also serves on a private company board, Jack’s Family Restaurants owned by AEA Investors, since October 2019. She previously served on the Board of Directors and the Audit Committee of SpartanNash Company from September 2010 to December 2013. She is a graduate of the University of South Florida with a Bachelor of Science in Accounting and is a Certified Public Accountant. Ms. Beck was selected to the Board because of her extensive executive leadership, management and financial experience.

The Board has determined that Ms. Beck qualifies as an independent director under the corporate governance standards of Nasdaq and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Beck was not appointed to the Board pursuant to any arrangement or understanding with any other person. Ms. Beck has no family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Beck has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Beck will be entitled to the annual compensation paid to non-employee directors, consisting of an annual cash retainer of $100,000 (prorated for commencing service during the fiscal year), payable quarterly in arrears, and an annual grant of restricted stock units having a grant date fair market value equal to $130,000 (prorated for commencing service during the fiscal year) pursuant to the Academy Sports and Outdoors, Inc. 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). In connection with her appointment to the Board on December 8, 2020, Ms. Beck was granted a restricted stock unit award pursuant to the Omnibus Incentive Plan with a grant date fair value of $63,041.10, which will vest in full on the earliest of (i) the first anniversary of the date of grant, or, if earlier, the date which is the business day immediately preceding the date of the Company’s 2021 Annual Meeting of Stockholders, (ii) her termination due to death or Disability (as defined in the Omnibus Incentive Plan) or (iii) a

Change in Control (as defined in the Omnibus Incentive Plan), subject to continued service through the applicable vesting date.

The Company and Ms. Beck will enter into the Company’s standard form of indemnification agreement for directors, a copy of which was previously filed as Exhibit 10.37 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-248683) filed with the SEC on September 23, 2020.

Item 7.01    Regulation FD Disclosure.

A copy of the press release issued by the Company announcing the appointment of Ms. Beck to the Board described in Item 5.02 is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information included in this Current Report on Form 8-K is being furnished under Item 7.01, “Regulation FD Disclosure” of Form 8-K. As such, the information herein shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

Exhibit No.	Description of Exhibit
99.1	Academy Sports and Outdoors, Inc. Press Release December 10, 2020
99.2	Academy Sports and Outdoors, Inc. Press Release December 8, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K on its behalf by the undersigned, thereto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

Date: December 10, 2020	By:	/s/	Rene G. Casares
	Name:	Rene G. Casares
	Title:	Senior Vice President, General Counsel and Secretary